Exhibit 10.4(b)




                                 FIRST AMENDMENT


         THIS FIRST AMENDMENT (the "Amendment") to the Credit Agreement referred to below is entered into as of the 26th day of November, 2001, by and among INSIGNIA FINANCIAL GROUP, INC., a corporation organized under the laws of Delaware (the "Borrower"), THE LENDERS SIGNATORY HERETO (collectively, the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent, LEHMAN COMMERCIAL PAPER INC., as Syndication Agent (collectively, the "Agents"), and BANK OF AMERICA, N.A., as Documentation Agent.


                              STATEMENT OF PURPOSE

         The Borrower, the Lenders and the Agents are parties to a certain Credit Agreement dated as of May 4, 2001 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make, and have made, certain Extensions of Credit to the Borrower.

         The Borrower has requested the Lenders to amend the Credit Agreement in the respects provided in this Amendment.

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

         I.       AMENDMENT OF CREDIT AGREEMENT.

               (a) Section 9.1 is hereby amended by deleting the text thereof in its entirety and inserting the following in lieu thereof:

                           Leverage Ratio. Permit the ratio of (a) Total Debt as
                  of the end of any fiscal quarter to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date to be greater than the correspondending ratio set forth below:

                           Quarter End                                          Ratio
                           -----------                                          -----
                           December 31, 2001                                    3.25 to 1.0
                           March 31, 2002                                       3.25 to 1.0
                           June 30, 2002                                        3.25 to 1.0
                           September 30, 2002 and each quarter end thereafter   3.00 to 1.0

         II. ACKNOWLEDGMENT AND CONSENT. The Lenders acknowledge and consent to the sale of Realty One, Inc., and Atlantic Fund Management Limited and agree that the Aggregate Commitment shall not be reduced by the amount of net proceeds realized from the sale of such assets.


         III. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to herein as the "First Amendment Effective Date"):

                  (a) On or before the First Amendment Effective Date, the Borrower shall have delivered to the Administrative Agent executed copies of this Amendment (with sufficient originally executed copies for each Lender and its counsel) dated the First Amendment Effective Date.

                  (b) On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Administrative Agent, acting on behalf of the Lenders, and its counsel, shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

                  (c) On or before the First Amendment Effective Date, the Borrower shall have paid to the Administrative Agent, for the account of each Lender who has consented to and joined in the execution of this Amendment by 5:00 p.m. on November 26, 2001 (each a "Consenting Lender"), an amendment fee equal to the product of (i) the Commitment of such Consenting Lender and (ii) 0.125%. Such amendment fee shall be distributed by the Administrative Agent to each Consenting Lender by wire transfer of immediately available Federal funds.


         IV. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agents and the Lenders that:

                  (a) The execution and delivery of this Amendment by the Borrower and the Subsidiary Guarantors and the performance of the Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, do not and will not violate any law, rule or regulation, or constitute a breach of the Articles of Incorporation, Bylaws or corporate resolutions of the Borrower or any Subsidiary Guarantor or any agreement to which the Borrower or any Subsidiary Guarantor is a party or by which its or their assets are bound. The Borrower and each of the Subsidiary Guarantors has the power and authority and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. The Credit Agreement, as amended and modified by this Amendment, and the other Loan Documents, constitute legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors, enforceable in accordance with their respective terms.

                  (b) The representations and warranties of the Borrower and its Subsidiaries contained in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment with the same effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

                  (c)      No Default or Event of Default exists.


         V.       GENERAL PROVISIONS.

         (a) Limited Amendment. Except as otherwise provided herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or of any other term or condition of the other Loan Documents or (ii) to prejudice any other right or rights which the Agents or any Lender may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time.

         (b) Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         (c) Definitions. All capitalized terms used and not defined herein shall have the meanings given thereto in the Credit Agreement.

         (d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (e) Expenses. All expenses incurred in connection with the preparation and negotiation of this Amendment and with the fulfillment of the requirements hereunder shall be borne by the Borrower. If any documentary or recording tax should be assessed or the affixing of any stamps be required by local, state or federal governments, the Borrower shall pay the tax and cost of such stamps.

         (f) Conflicting Terms. In the event of any conflict or inconsistency between the terms of this Amendment and the Credit Agreement and the other Loan Documents, this Amendment shall control.

         (g) Cross-References. All references in the Credit Agreement, or in any other Loan Document, to the terms "Credit Agreement" or "Agreement" or other similar reference shall be deemed to refer to the Credit Agreement as amended or modified by this Amendment. In addition, all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this amendment of the Credit Agreement unless the context otherwise requires.

         (h) Successors and Assigns. Whenever in this Amendment any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in this Amendment shall inure to the benefit of the successors and assigns of the Agents and Lenders.

         VI. JOINDER OF THE GUARANTORS. The Subsidiary Guarantors join in the execution and delivery of this Amendment solely for the purpose of evidencing their consent thereto, and to acknowledge that the Guaranty Agreement remains in full force and effect with respect to the Credit Agreement as amended hereby.


                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          BORROWER:

                                          INSIGNIA FINANCIAL GROUP,  INC.


                                          By:      /s/ Adam B. Gilbert
                                              ---------------------------------
                                              Name:    Adam B. Gilbert
                                                   ----------------------------
                                              Title:   Executive Vice President
                                                    ---------------------------

                                             LENDERS:

                                             FIRST UNION NATIONAL BANK,
                                             as Administrative Agent and Lender


                                             By:   /s/ Douglas A. Nickel
                                                -------------------------------
                                                Name:    Douglas A. Nickel
                                                     --------------------------
                                                Title:   Vice President
                                                      -------------------------

                                    LEHMAN COMMERCIAL PAPER INC.,
                                    as Syndication Agent and Lender


                                    By:   /s/ Michele Swanson
                                       ----------------------------------------
                                       Name:    Michele Swanson
                                            -----------------------------------
                                       Title:   Authorized Signatory
                                             ----------------------------------

                                    LEHMAN BROTHERS BANKHAUS AG. LONDON BRANCH
                                    As Lender


                                    By:   /s/ T. Colwell
                                       ----------------------------------------
                                       Name:    T. Colwell
                                            -----------------------------------
                                       Title:   Authorized Signatory
                                             ----------------------------------

                                    By:   /s/ Andrew Jackson
                                       ----------------------------------------
                                       Name:    Andrew Jackson
                                            -----------------------------------
                                       Title:   Authorized Signatory
                                             ----------------------------------

                                          BANK OF AMERICA, N.A.,
                                          as Documentation Agent


                                          By:   /s/ Scott K. Mitchell
                                             ------------------------------
                                             Name:    Scott K. Mitchell
                                                  -------------------------
                                             Title:   Senior Vice President
                                                   ------------------------

                                          THE BANK OF NEW YORK


                                          By:   /s/ Anthony Verzi
                                             ------------------------
                                             Name:    Anthony Verzi
                                                  -------------------
                                             Title:   Vice President
                                                   ------------------

                                          LASALLE BANK NATIONAL ASSOCIATION


                                          By:   /s/ Michael Harris
                                             -------------------------------
                                             Name:    Michael J Harris
                                                  --------------------------
                                             Title:   Vice President
                                                   -------------------------

                                          FIRSTAR BANK, N.A.


                                          By:   /s/ John M. Howard
                                             ----------------------------------
                                             Name:    John M. Howard
                                                  -----------------------------
                                             Title:   Executive Vice President
                                                   ----------------------------

                                       BARCLAYS BANK PLC


                                       By:  /s/ Douglas Bernegger
                                          ---------------------------------
                                          Name:    Douglas Bernegger
                                               ----------------------------
                                          Title:   Director
                                                ---------------------------

                                            CITIBANK, N.A., successor to
                                            European American Bank


                                            By:  /s/ Anthony V. Pantina
                                               -----------------------------
                                               Name:    Anthony V. Pantina
                                                    ------------------------
                                               Title:   Vice President
                                                     -----------------------

                                            NATIONAL CITY BANK


                                            By:  /s/ Martin D. Rodriguez
                                               ------------------------------
                                               Name:    Martin D. Rodriguez
                                                    -------------------------
                                               Title:   Vice President
                                                     ------------------------

                                            THE ROYAL BANK OF SCOTLAND PLC


                                            By:  /s/ Hugh Davies
                                               ---------------------------------
                                               Name:    Hugh Davies
                                                    ----------------------------
                                               Title:   Senior Corporate Manager
                                                     ---------------------------

                                            GUARANTORS:

                                            IFS SECURITIES, INC.
                                            INSIGNIA FINANCIAL SERVICES, INC.
                                            INSIGNIA INVESTMENT MANAGEMENT, INC.
                                            INSIGNIA OPPORTUNITY DIRECTIVES II, LLC

BY:  INSIGNIA FINANCIAL SERVICES, INC., ITS MANAGING
                                                                  MEMBER
                                            INSIGNIA PERFORMANCE DIRECTIVES, LLC

BY:  INSIGNIA FINANCIAL SERVICES, INC., ITS MANAGING
                                                                  MEMBER
                                            INSIGNIA PERFORMANCE PARTNERS, L.P.


                                            By:      /s/ Frank M. Garrison
                                               --------------------------------------
                                                     Name:    Frank M. Garrison
                                                     Title:   President



                                            BAKER COMMERCIAL REALTY, INC.
                                            BARNES MORRIS PARDOE & FOSTER
                                                     MANAGEMENT SERVICES, L.L.C.
                                                     By:  Insignia/ESG, Inc., its Manager
                                            CONSTRUCTION INTERIORS, INC.
                                            INSIGNIA DOUGLAS ELLIMAN, LLC
                                                     By:  Insignia Residential Group, Inc.,
                                                          its Managing Member
                                            E.S.G. OPERATING CO., INC.
                                            EDWARD S. GORDON MANAGEMENT
                                                     CORPORATION
                                            FC&S MANAGEMENT COMPANY
                                            FIRST OHIO ESCROW CORPORATION, INC.
                                            GOLDIE B. WOLFE & COMPANY
                                            I/ESG KENSINGTON INVESTORS, LLC
                                                     By:  Insignia Commercial Investments, Inc.,
                                                          its Managing Member
                                            IBTHAI, INC.
                                            IBT II, INC.
                                            IBT III, INC.
                                            IBT IV, INC.
                                            IBT V, INC.
                                            IBT VI, INC.
                                            ICIG 101 MARIETTA, LLC
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member

                                            ICIG AIRPORT TECHNOLOGY, LLC
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                            its Managing Member

                                            ICIG BINGHAM, LLC
                                                     By:  Insignia/ESG, Inc., its Managing Member
                                            ICIG COUNTRY CLUB MANOR, L.L.C.
                                                     By:  Insignia Commercial Investments Group, Inc.,


                                       15

                                                            its Managing Member
                                            ICIG DIRECTIVES, L.L.C.
                                                     By:  Insignia/ESG, Inc., its Managing Member
                                            ICIG FRESH MEADOWS, L.L.C.
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            ICIG MOCKINGBIRD, L.L.C
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            ICIG OAKHILL DIRECTIVES, L.L.C.
                                                     By:  Insignia/ESG, Inc., its Managing Member
                                            ICIG PARKWAY TOWER, L.L.C.
                                                     By:  Insignia/ESG, Inc., its Managing Member
                                            ICIG SANTA ROSA, LLC
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            IFC ACQUISITION CORP. I
                                            IFC ACQUISITION CORP. II
                                            IFS ACQUISITION LLC II
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            IFS ACQUISITION LLC III
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            IFS ACQUISITION LLC IV
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            IFS ACQUISITION DIRECTIVES, LLC
                                                     By:  Insignia Commercial Group, Inc., its
                                                          Managing Member
                                            IFS SOUTHLAND INVESTORS LLC
                                                     By:  Insignia Realty Investors, LLC, its Managing
                                                          Member
                                            IFSE HOLDING CO., LLC
                                                     By:  Insignia/ESG, Inc., its Managing Member
                                            IPCG, INC.
                                            INSIGNIA/ESG, INC.
                                            INSIGNIA/ESG OF COLORADO, INC.
                                            INSIGNIA/ESG CAPITAL CORPORATION
                                            INSIGNIA ACQUISITION CORPORATION
                                            INSIGNIA CAPITAL INVESTMENTS, INC.
                                            INSIGNIA CLINTON DIRECTIVES, LLC
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            INSIGNIA COMMERCIAL INVESTMENTS
                                                     GROUP, INC.
                                            INSIGNIA COMMERCIAL MANAGEMENT, INC.
                                            INSIGNIA DEVELOPMENT GROUP, INC.
                                            INSIGNIA EC CORPORATION
                                            INSIGNIA/ESG NORTHEAST, INC.
                                            INSIGNIA RO, INC.
                                            INSIGNIA REALTY INVESTORS, LLC
                                                     By:  Insignia Commercial Investments Group, Inc.,
                                                          its Managing Member
                                            INSIGNIA RELOCATION MANAGEMENT, INC.
                                            INSIGNIA RESIDENTIAL GROUP, INC.


                                       16

                                            INSIGNIA RESIDENTIAL INVESTMENT
                                            CORPORATION
                                            MAP VII ACQUISITION CORPORATION
                                            METROPOLITAN ACQUISITION VII, L.L.C.
                                                     By:  MAP VII Acquisition Corporation, its Managing  Member
                                            OPPENHEIMER-WEST VILLAGE PROPERTIES, INC.
                                            PAYROLL SERVICES, INC.
                                            RAQZ CORP.
                                            REALTY ONE, INC.
                                            S.I.A., INC.
                                            SECURED INVESTMENT CORPORATION
                                            WASHINGTON VILLAGE HOUSING CORPORATION
                                            WESTVILLE PROPERTIES, INC.


                                            By:       //s/ Adam B. Gilbert
                                               -------------------------------------------
                                                  Name:    Adam B. Gilbert
                                                  Title:   Executive Vice President